EXHIBIT 10.102
EXECUTION COPY
FIRST AMENDMENT
               FIRST AMENDMENT, dated as of May 11, 2005 (this “Amendment”), to the FIVE-YEAR CREDIT AGREEMENT, dated as of May 12, 2004, among Countrywide Home Loans, Inc., a New York corporation (“CHL”), Countrywide Financial Corporation, a Delaware corporation (“CFC”), the Lenders parties thereto (the “Lenders”), ABN AMRO Bank N.V. and Deutsche Bank Securities Inc., as Documentation Agents, (in such capacity, the “Documentation Agents”), Citicorp USA, Inc., as Syndication Agent (in such capacity, the “Syndication Agent”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and JPMorgan Chase Bank, N.A., as Managing Administrative Agent (in such capacity, “Managing Administrative Agent”).
W I T N E S S E T H :
               WHEREAS, CFC, CHL, the Lenders, the Documentation Agents, the Syndication Agent, the Administrative Agent, and the Managing Administrative Agent are parties to the Five-Year Credit Agreement, dated as of May 12, 2004 (as amended or supplemented, the “Credit Agreement”);
               WHEREAS, CFC and CHL have requested that the Lenders agree to make certain amendments relating to the Credit Agreement as set forth herein; and
               WHEREAS, the Lenders are willing to agree to such amendments, in each case subject to the terms and conditions set forth herein.
               NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, CFC, CHL, the Lenders, the Documentation Agents, the Syndication Agent, the Administrative Agent, and the Managing Administrative Agent hereby agree as follows:
     1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     2. Amendment to Section 2.01(b) of the Credit Agreement. The second sentence of Section 2.01(b) of the Credit Agreement is hereby amended to read in its entirety as follows:
“Notwithstanding the foregoing, without the consent of the Required Lenders, (x) in no event shall the aggregate amount of the Commitments exceed $5,400,000,000 and (y) each increase effected pursuant to this paragraph shall be in a minimum amount of at least $50,000,000.”
     3. Amendment to Section 6.06 of the Credit Agreement. Section 6.06 of the Credit Agreement is hereby amended by deleting the parenthetical “(other than, in the case of CFC, CHL)” and inserting in lieu thereof “(other than in the case of CFC, CHL and Treasury Bank, N.A.)”.

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     4. Effective Date. This Amendment shall be effective on and as of the day and year first above written (the “Effective Date”) subject to the delivery to the Managing Administrative Agent of the following:
          (a) A copy of this Amendment, duly executed by the parties hereto.
          (b) Such corporate resolutions, incumbency certificates and other authorizations from CFC and CHL as the Managing Administrative Agent may reasonably request.
          (c) Evidence satisfactory to the Agents that all fees and expenses payable to the Agents and the Lenders prior to or on the Effective Date have been paid in full.
     5. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
     6. Representations and Warranties. Each of CFC and CHL hereby represents and warrants to the Lenders and the Managing Administrative Agent as follows:
          (a) Each of CFC and CHL has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of CFC and CHL and constitutes the legal, valid and binding obligation of CFC and CHL enforceable against each such Person in accordance with its terms.
          (b) At and as of the date of execution hereof and both prior to and after giving effect to this Amendment: (1) the representations and warranties of CFC and CHL contained in the Credit Agreement are accurate and complete in all respects, (2) there has not occurred any Default or Event of Default and (3) there has not occurred any material adverse change in the business, operations, assets or financial or other condition of CFC, CHL or their consolidated subsidiaries taken as a whole since December 31, 2004.
          (c) The financial statements of CFC, dated December 31, 2004, copies of which have heretofore been furnished to the Managing Administrative Agent and each Lender, are complete and correct and present fairly in accordance with GAAP the consolidated and consolidating financial condition of CFC and its consolidated subsidiaries at such date and the consolidated and consolidating results of its operations and changes in financial position for the fiscal year then ended.
          (d) The financial statements of CHL, dated December 31, 2004, copies of which have heretofore been furnished to the Managing Administrative Agent and each Lender, are complete and correct and present fairly in accordance with GAAP the consolidated financial condition of CHL and its consolidated subsidiaries at such date and the consolidated results of its operations and changes in financial position for the fiscal year then ended.

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     7. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
[Signature pages following]

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

COUNTRYWIDE FINANCIAL CORPORATION,
a Delaware corporation

By	/s/ JENNIFER SANDEFUR

Name Title:	Jennifer Sandefur Senior Managing Director & Treasurer

COUNTRYWIDE HOME LOANS, INC.,
a New York corporation

By	/s/ JENNIFER SANDEFUR

Name Title:	Jennifer Sandefur Senior Managing Director & Treasurer
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

JPMORGAN CHASE BANK, N.A., as Managing
Administrative Agent and a Lender

By	/s/ Elisabeth H. Schwabe

Name	Elisabeth H. Schwabe
Title	Managing Director
JPMorgan Chase Bank, N.A.
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

BANK OF AMERICA, N.A., as Administrative
Agent and a Lender

By	/s/ Elizabeth Kurilecz

Name	Elizabeth Kurilecz
Title	Senior Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

ABN AMRO Bank N.V., as a Lender

By:	/s/ Neil R. Stein	/s/ Michael DeMarco

	Name: Neil R. Stein	Michael DeMarco
	Title: Director	Asst. Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

DEUTSCHE BANK AG NEW YORK BRANCH, as a
Lender

By:	/s/ Sean C Davy

Name: Sean C Davy
Title: Director

By:	/s/ Dirk Schumann

Name: Dirk Schumann
Title: Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

CITICORP USA, INC., as a Lender

By:	/s/ Yoko Otani

Name: Yoko Otani
Title: Managing Direcotr
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

THE BANK OF NEW YORK, as a Lender

By:	/s/ Paul Connolly

Name: Paul Connolly
Title: Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

BARCLAYS BANK PLC, as a Lender

By:	/s/ Alison McGuigan

Name: Alison McGuigan
Title: Associate Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

Wachovia Bank, National Association:

Wachovia Bank, National Association, as a Lender

By:	/s/ Joan Anderson

Name: Joan Anderson
Title: Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

BNP Paiibas, as a Lender

By:	/s/ Pierre Nicholas Rogers

Name: Pierre Nicholas Rogers
Title: Managing Director

By:	/s/ Jamie Dillon

Name: Jamie Dillon
Title: Managing Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

MORGAN STANLEY BANK, as a Lender

By:	/s/ Daniel Twenge

Name: Daniel Twenge
Title: Vice President
Morgan Stanley Bank
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

SOCIETE GENERALE, as a Lender

By:	/s/ Edith L. Hornick

Name: Edith L. Hornick
Title: Managing Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

WILLIAM STREET COMMITMENT CORPORATION
(Recourse only to assets of William Street Commitment
Corporation), as a Lender

By:	/s/ Manda D’Agata

Name: Manda D’Agata
Title: Assistant Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Howard Lee

Name: Howard Lee
Title: Authorized Signatory
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

Calyon New York Branch, as a Lender

By:	/s/ Sebastian Rocco

Name: Sebastian Rocco
Title: Managing Director

By:	/s/ W. Jay Buckley

Name: W. Jay Buckley
Title: Managing Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

HSBC Bank USA, N.A., as a Lender

By:	/s/ Paul Lopez

Name: Paul Lopez
Title: Senior Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Commerzbank AG, New York and Grand Cayman Branches, as a Lender

By:	/s/ Christian Jagenberg

Name: Christian Jagenberg
Title: SVP and Manager

By:	/s/ Yangling Joanne Si

Name: Yangling Joanne Si
Title: AVP
Signature Page to the First Amendment to the CountrywideFive-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Sascha Klaus	/s/ J. Curtin Beaudouin

	Name: Sascha Klaus	J. Curtin Beaudouin
	Title: Director	Director
Signature Page to the First Amendment to the CountrywideFive-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

KeyBank National Association, as a Lender

By:	/s/ Mary K. Young

Name: Mary K. Young
Title: Vice President
Signature Page to the First Amendment to the CountrywideFive-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Lehman Brothers Bank, FSB, as a Lender

By:	/s/ Janine M. Shugan

Name: Janine M. Shugan
Title: Authorized Signatory
Signature Page to the First Amendment to the CountrywideFive-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Greenwich Capital Markets, Inc., as agent for The Royal Bank of Scotland plc, as a Lender

By:	/s/ Angela Reilly

Name: Angela Reilly
Title: Senior Vice President
Signature Page to the First Amendment to the CountrywideFive-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Union Bank of California, N.A., as a Lender

By:	/s/ Christine Davis

Name: Christine Davis
Title: Vice President
Signature Page to the First Amendment to the CountrywideFive-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Norddeutsche Landesbank Girozentrale New York Branch and/or Cayman Islands Branch, as a Lender

By:	/s/ Stephen K. Hunter	/s/ Aleksander Wolski

	Name: Stephen K. Hunter	Aleksander Wolski
	Title: SVP	Assistant Vice President
Signature Page to the First Amendment to the CountrywideFive-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 11, 2005, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 12, 2004, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK, AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, CITICORP USA, INC., AS SYNDICATION AGENT, AND ABN AMRO BANK N.V. AND DEUTSCHE BANK SECURITIES INC., AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

WestLB AG, New York Branch, as a Lender

By:	/s/ Samuel Bridges

Name: Samuel Bridges
Title: Executive Director

By:	/s/ Lillian Tung Lam

Name: Lillian Tung Lam
Title: Executive Director
Signature Page to the First Amendment to the CountrywideFive-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent